SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 15, 2001

                         WASTE CONVERSION SYSTEMS, INC.
                    (Exact name as specified in its charter)

           Nevada                     33-58972                  22-280078
           ------                     --------                  ---------
(State or other Jurisdiction   (Commission File Number)        IRS Employer
      of Incorporation)                                    Identification Number


           4871 N. Mesa Drive, P.O. Box 69, Castle Rock, CO 80104-0069
           -----------------------------------------------------------
               (Address of Principal Executive Office)      (Zip code)

        Registrant's telephone number, including area code (303) 419-2999
                                 --------------

       6890 So. Tucson Way, Suite 200, Englewood, CO 80112 (303) 790-8300
                 (Former address, if changed since last report)


                             Exhibit Index on page 2

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                         WASTE CONVERSION SYSTEMS, INC.

                                   FORM 8-K/A

                                      INDEX


Item 4.  Changes in Registrant's Certifying Accountant .......................;3

Signature..................................................................... 4

Exhibit 3.  BDO Siedman letter to the Commission dated July 3, 2001 ...........5


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  The last audited financial statement for the registrant was done by BDO Seidman and was dated December 24, 1993 for the period ending September 30, 1993. No audited financial statements have been filed since that time.

                  The registrant's former Officers and Directors determined to engage a new principal accountant, and the Company's new Officers and Directors concurred in that determination. On June 25, 2001, the registrant engaged Bailey Saetveit & Co., P.C., a new independent accountant, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and subsequent interim period prior to engaging that accountant, neither the registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                  The registrant has provided an authorization dated June 26, 2001 to its former accountant to fully respond to all inquiries that the registrant's successor may have.

                  At the time of signing the original Form 8-K, we believed that the letter to the Commission from the registrant's former accountants would be available for filing. The original Form 8-K was filed without the accountant's letter to the Commission as Exhibit 3.

                  The letter addressed to the Commission from BDO Seidman, LLP agreeing with the statements in the registrant's statements in Item 4 of the Form 8-K dated May 15, 2001 is attached hereto as Exhibit 3.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibit  3:Letter  from  BDO  Siedman,   Registrant's   former
         accountant, addressed to the Commission pursuant to Regulation S-K, 17 C.F.R. ss.229.304(a)(3).

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 5, 2001.

                                                  WASTE CONVERSION SYSTEMS, INC.

                                                  /s/Glenna Price
                                                  ------------------------------
                                                  Glenna Price, Secretary

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